UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2019

Emerge Energy Services LP

(Exact name of registrant as specified in its charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

5600 Clearfork Main Street, Suite 400

Fort Worth, Texas 76109

(Address of principal executive office) (Zip Code)

(817) 618-4020
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Revolving Credit Agreement Second Amendment

On February 28, 2019, Emerge Energy Services LP (the “Partnership”), the Partnership’s wholly owned subsidiaries Emerge Energy Services Operating LLC and Superior Silica Sands LLC (the “Borrowers”), PNC Bank, National Association (“PNC Bank”), as administrative agent and collateral agent, and the other lenders party thereto (together with PNC Bank, the “Revolving Lenders”) entered into the Forbearance Agreement and Third Amendment to Second Amended and Restated Revolving Credit and Security Agreement (the “Revolving Credit Agreement Third Amendment”).

The Revolving Credit Agreement Third Amendment provides for the Revolving Lenders to temporarily forbear from exercising certain rights and remedies against the Borrowers in connection with financial covenant defaults under the Second Amended and Restated Revolving Credit and Security Agreement, dated as of January 5, 2018, as amended by the Forbearance Agreement and First Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated as of December 31, 2018 and the Forbearance Agreement and Second Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated as of January 31, 2019 (as so amended, the “Revolving Credit Agreement”) and certain other potential defaults that may occur during the forbearance period.

The foregoing description of the Revolving Credit Agreement Third Amendment is not complete and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Forbearance Agreement and Third Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated as of February 28, 2019, among the Partnership, the Borrowers, PNC Bank as administrative agent and collateral agent, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	Emerge Energy Services GP LLC,
its general partner

Dated: March 4, 2019	By:	/s/ Deborah Deibert
		Name:	Deborah Deibert
		Title:	Chief Financial Officer